THE NATION'S NEWSPAPER

Reprinted With Permission

USA TODAY
usatoday.com

Money

May 13, 2011

COVER STORY

To make the team: Experience, solid track records, low fees

Let us narrow the choices down for you

By John Waggoner
USA TODAY

If you're looking for a stock mutual fund, you've got 3,286 funds to peruse. And that's just funds that invest in U.S. stocks. Check out one a day and you'll be done by 2020.

To make matters more confusing, each fund will have sales literature (or a salesman) telling you how swell the fund is.

Want some help? We've chosen 20 U.S. stock funds — two from each of the nine major Morningstar categories and two funds that use alternative strategies — with seasoned managers who have generated above-average long-term returns, relative to the risks they take.

And they all have below-average expenses, meaning you keep more of your gains.

These aren't 20 FUNDS YOU MUST OWN TODAY! Or 20 FUNDS THAT WILL CHANGE YOUR LIFE! We don't do that. But they're solid funds with outstanding records — and that's a good place to start. And at the very least, you can see how to get from 3,286 funds to a reasonable number of candidates.

Winnowing down the pile

First, let's get rid of all the sector funds. While you may want an energy fund or a utility fund in your portfolio, sector funds aren't core holdings. Now we've reduced our candidates from 3,286 to 2,716.

USA TODAY's 2011 All-Star Mutual Funds



The investment team at Conestoga Capital Advisors consists of Managing Partners Dave Lawson, Bill Martindale (seated), Bob Mitchell and Joe Monahan (standing). Bill Martindale and Bob Mitchell co-manage the Conestoga Small Cap Fund.

Next, see how the funds have fared against their peers. With so many funds available, there's no reason to buy a fund with mediocre performance. And, while a fund that has performed well in the past will not necessarily do well on the future, funds with really rotten long-term records often stay rotten.

And you can't compare all funds to one index. Contrasting a small-company stock fund to the large-company Standard and Poor's 500-stock index is just silly. The S&P 500 has gained an average of just 2.82% a year the past decade, according to Morningstar. The S&P 600 Smallcap has gained 8.68% a year. If you use only the S&P 500 for your yardstick, you'd own only small-cap and midcap funds.

So to winnow down our potential All-Stars, we looked for funds that had beaten funds in the same category for the past one, three and five years. Now our universe of funds is down to 589.

The next question: How much risk did these funds take to beat their competitors? A fund with high risk, relative to returns, is an invitation to a meltdown at some point.

One way is to look at a measure called alpha, which shows how a fund has performed, given the risks it takes. Funds with an alpha higher than zero have gained more than one would expect, given its risks. All the All-Stars have positive alpha, and that requirement brings down our list of candidates to 397.

Experience matters

We also require that a fund's manager be at the helm at least five years, and preferably more. Experience doesn't guarantee success — there are plenty of long-term laggards — but it's nice to know that your manager has seen a bear market before. In addition, we prefer funds where the manager has his cash in the fund as well.

Again, it's no guarantee of outperformance, but it's nice to know that you and your manager have a stake in the fund.

Finally, we look for large and midcap funds with expense ratios of less than 1.5%, and small-cap funds with expense ratios of less than 2%. Small funds, particularly small funds that invest in small-company stocks, tend to have higher expenses than larger ones.

It's perfectly possible to lose money — lots of it — with a cheap fund. On the other hand, it's difficult for any manager to beat the competition while paying high expenses. All other things being equal, we prefer All-Stars that take less and leave you with more.

We chose two funds from each of the nine major Morningstar categories, and two wild

Top-performing funds in various categories

These funds, all with seasoned managers, have outperformed their peers for the past 1, 3 and 5 years, according to Morningstar. Look for funds that fit your tolerance for risk — and be sure to diversify your overall portfolio with bond funds, cash and international funds.

Fund name, ticker	Morningstar category	Total return 12 months	Annualized, 3 years	Annualized, 5 years	Alpha	Total assets in millions	Expense ratio	Sales charge
BBH Core Select, BBTRX	Large blend	17.48%	6.54%	7.63%		$597	1.25%	0
Gabelli Asset A, GATAX	Large blend	22.64%	5.52%	6.64%	1.46	$2,930	1.40%	5.75%
Wells Fargo Advantage Growth A, SGRAX	Large growth	35.85%	12.63%	10.01%	8.62	$4,665	1.29%	5.75%
Alger Spectra A, SPECX	Large growth	23.21%	9.05%	11.35%	5.38	$1,095	1.42%	0.05
California Investment Equity Income A, EQTAX	Large value	19.41%	4.76%	4.50%		$173	1.13%	5.00%
Vanguard Equity-Income, VEIPX	Large value	19.34%	2.54%	3.81%	1.58	$5,741	0.31%	0
Royce Value, RVVHX	Midcap blend	29.49%	8.57%	7.41%	2.28	$2,162	1.14%	0
GRT Value, GRTVX	Midcap blend	29.34%	new	new		$85	1.30%	0
Baron Opportunity, BIOPX	Midcap growth	32.02%	9.31%	8.52%	2.86	$314	1.44%	0
Westcore Select, WTSLX	Midcap growth	29.26%	11.81%	10.91%	5.42	$656	1.16%	0
Delafield Fund, DEFIX	Midcap value	19.55%	10.92%	8.78%	1	$1,442	1.29%	0
Hotchkis and Wiley Value Opps A, HWAAX	Midcap value	21.46%	11.64%	4.96%	12.43	$92	1.47%	0.05
TFS Small Cap, TFSSX	Small blend	24.17%	16.88%	10.61%	6.53	$59	1.75%	0
Parnassus Small-Cap, PARSX	Small blend	27.17%	18.21%	10.14%	8.03	$991	1.20%	0
MFS New Discovery A, MNDAX	Small growth	38.18%	15.96%	9.08%	6.71	$1,584	1.41%	5.75%
Conestoga Small Cap, CCASX	Small growth	30.78%	12.12%	5.93%	3.24	$153	1.10%	0
Homestead Small Company Stock, HSCSX	Small value	31.25%	14.86%	8.40%	4.97	$163	1.24%	0
SouthernSun Small Cap, SSSFX	Small value	41.50%	15.11%	9.49%	4.75	$172	1.51%	0
Calamos Growth & Income A, CVTRX	Aggressive allocation	19.77%	7.03%	5.50%	2.62	$4,568	1.09%	4.75%
Wasatch Long/Short, FMLSX	Long-Short	15.11%	6.57%	6.85%	3.58	$670	1.34%	0

card choices. The first, Wasatch Long/Short fund, buys stocks it likes and sells short the stocks it doesn't. (Short selling is a way to bet that a stock's price will go down.) The other, GRT Value, is run by three managers with excellent histories running other funds.

Sorting the stars

The All-Stars come in three basic investment styles:

▶ Growth funds look for stocks of companies with the potential for high earnings growth. If earnings grow rapidly, they reason, stock prices will, too. "Tons of innovation happens in our country," says Michael Lippert, manager of Baron Opportunity fund. Companies with new, disruptive or transformative businesses are likely to see their earnings and share prices grow — or be acquired, Lippert says.

Growth funds can achieve spectacular gains: Baron Opportunity soared 43% the three months ended December 2001, according to Morningstar. But they can also get clobbered: The fund fell 41% in the three months ended November 2008.

▶ Value funds look for beaten-up, unloved stocks and hope that they will return to fair value. These funds often get left behind in red-hot markets, but usually hold up well in bear markets. The California Investment Equity-Income fund, for example, invests in dividend-paying stocks that are low in price, relative to earnings.

▶ Blend funds try to strike a balance between growth and value, looking for stocks of growing companies that sell for a reasonable price.

Generally speaking, conservative investors should look for funds that use a value approach to buying in large-company stocks. Want to be more aggressive? Look for a growth fund that buys small-cap stocks.

The funds are also divided according to the size of the company stocks they buy. Large-cap funds buy stocks of companies whose stock is worth a total of $11 billion or more. Small-cap companies have a market capitalization of $2.5 billion or less.

Which All-Stars you choose depends on your tolerance for risk, and the amount of time you have before you reach your goals. The less time you have, the more conservative you should be, because you may not be able to recover from losses.

You can also use them to augment a low-cost index fund strategy. Use the index fund as your main holding, and an All-Star fund as a way to increase your exposure to specific investment styles.

The Conestoga Small Cap Fund can be purchased fund direct, or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the Fund's daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund's prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund's investment objective, risks, charges, and expenses which an investor should consider before investing.

For more information on The Conestoga Small Cap Fund, contact Mark Clewett at (484) 654-1380 or mclewett@conestogacapital.com.